Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Ungar, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The accompanying quarterly report on Form 10-QSB for the quarter ended September 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

2.	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of QPC Lasers, Inc.

Jeffrey Ungar,

Chief Executive Officer

(Principal Executive Officer)

November 9, 2007